UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-21928

Short-Term Bond Fund of America, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Short-Term Bond Fund of America

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Special feature

What it means to be conservative

▶See page 4

Annual report for the year ended August 31, 2010

Short-Term Bond Fund of AmericaSM seeks to provide current income while preserving capital by investing in high-quality debt securities and maintaining a portfolio with a dollar-weighted average maturity no greater than three years.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2010 (the most recent calendar quarter-end):

			Lifetime
Class A shares	1 year	5 years	(since 10/2/06)

Reflecting 2.50% maximum sales charge	0.03%	—	2.64%

The total annual fund operating expense ratio was 0.63% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 2, 2006, through December 31, 2008, and reimbursed other fees and expenses. Applicable fund results shown reflect the waiver and reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 19 and 20 for details.

The fund’s 30-day yield for Class A shares as of September 30, 2010, calculated in accordance with the Securities and Exchange Commission formula, was 0.45%. The fund’s distribution rate for Class A shares as of that date was 1.36%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

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Fellow shareholders:

We welcome the opportunity to once again present Short-Term Bond Fund of America’s annual report.

For the year ended August 31, 2010, the fund produced a total return of 2.7%. The return reflects a gain of 13 cents in the fund’s share price over the 12-month period, and also reflects monthly dividends paid by the fund, which totaled more than 14 cents a share for the fiscal year. Those who reinvested dividends recorded an income return of 1.4%, similar to those who elected to take dividends in cash.

In comparison, the unmanaged Barclays Capital U.S. Government/Credit 1–3 Year ex BBB Index, the fund’s benchmark, returned 3.1%; the fund’s slightly lower return can be attributed to the fund’s cash position, as well as the absence of expenses in the index.

The Lipper Short Investment Grade Debt Funds Average, which measures funds with bond durations of less than three years, returned 5.4%. Many of the fund’s peers had much larger holdings in below-investment-grade bonds, which can drive returns higher but can also increase volatility and risk.

Bond market overview

Investors have favored bonds greatly over the past fiscal year, driving up prices and reducing yields, especially among Treasuries and high-grade securities. Unlike the prior year, when Treasuries gained at the expense of other bonds, nearly the entire bond market improved over the year.

This rise in bond prices has a great deal to do with uncertainty over the strength and durability of the current economic recovery. And with Treasury yields at near-historic lows, lower quality securities likewise saw improvement as investors moved down in quality and outward in duration in order to find better yields.

[Begin Sidebar]
Results at a glance

For periods ended August 31, 2010, with dividends reinvested

	Total returns	Average annual total returns
	1 year	3 years	Lifetime
			(since 10/2/06)

Short-Term Bond Fund of America
(Class A shares)	2.75%	2.98%	3.32%

Barclays Capital U.S. Government/
Credit 1–3 Year ex BBB Index*	3.12	4.61	4.76

Lipper Short Investment Grade Debt
Funds Average†	5.40	3.67	3.73

*The Barclays Capital index is unmanaged, and its results do not reflect the effect of sales charges, commissions or expenses.
† Lipper averages do not reflect the effect of sales charges.
[End Sidebar]

[Begin Sidebar]
In this report

Special feature

4	What it means to be conservative

The fund’s portfolio counselors focus on high-quality bonds to reduce volatility.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

6	Summary investment portfolio

10	Financial statements

27	Board of directors and other officers
[End Sidebar]

Currently, a substantial increase in interest rates appears unlikely, as the Federal Reserve has indicated it will keep the nation’s benchmark rate low for an extended period of time, and inflation appears to be a non-issue. However, rates will rise again at some point, in our view, though likely not for at least six to 12 months.

How the fund responded

While many investors sought better yields through lower quality investments with longer durations, the fund’s portfolio counselors opted to keep their focus on higher quality securities over the past fiscal year. With prices increasing over the year, the fund focused on reducing volatility and preservation of capital instead of reaching for increased yield. In our special feature, beginning on page 4, you can learn more about the portfolio counselors’ philosophy for investing.

The fund continued to benefit from its Treasury holdings as prices continued to rise. Treasuries and government securities now comprise 52.1% of the portfolio, up from 41.6% at the beginning of the fiscal year. Corporate bonds represent 12.6% of the portfolio, down slightly from 13.6% a year ago. And the fund continues to maintain a large cash position, currently 13.2% of the total portfolio, down from 22.1% at the end of last year. Holding cash is a further hedge against volatility, and allows the fund to make new investments to react to any changes in the investing landscape.

Given the sustained rally seen in the bond market over the past year, the fund’s net asset value climbed to $10.15 at the end of the fiscal year, up from $10.02. It has always been our stated goal to keep the fund’s share price at around $10 a share, and we will continue to try to do so in the coming year, especially if interest rates start to climb once more.

We are gratified with the trust that continues to be shown in this fund over the past fiscal year. Our assets under management grew to $4.2 billion from $3.2 billion at this time a year ago. We thank you for your continued support of the fund, and we look forward to discussing our results again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ David A. Hoag

David A. Hoag
President

October 13, 2010

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has fared (for the period October 2, 2006, to August 31, 2010, with dividends reinvested)

Fund results shown, unless otherwise indicated, reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.

[begin mountain chart]
ended	The fund at net asset value	The fund at maximum offering price	Barclays Capital U.S. Govt/Credit 1–3 Year ex BBB Index2	Lipper Short Investment Grade Debt Funds Average3	Consumer Price Index4

10/2/06	$10,000	$9,747	$10,000	$10,000	$10,000
10/31/06	$10,048	$9,793	$10,034	$10,035	$9,946
11/30/06	$10,091	$9,835	$10,088	$10,092	$9,931
12/31/06	$10,107	$9,850	$10,092	$10,102	$9,946
1/31/07	$10,132	$9,875	$10,116	$10,125	$9,976
2/28/07	$10,190	$9,931	$10,197	$10,203	$10,030
3/31/07	$10,218	$9,959	$10,237	$10,240	$10,121
4/30/07	$10,266	$10,006	$10,274	$10,276	$10,187
5/31/07	$10,263	$10,003	$10,266	$10,266	$10,249
6/30/07	$10,293	$10,032	$10,310	$10,294	$10,269
7/31/07	$10,352	$10,090	$10,392	$10,341	$10,266
8/31/07	$10,404	$10,140	$10,480	$10,363	$10,247
9/30/07	$10,476	$10,210	$10,558	$10,443	$10,276
10/31/07	$10,519	$10,253	$10,606	$10,477	$10,297
11/30/07	$10,589	$10,321	$10,762	$10,534	$10,359
12/31/07	$10,608	$10,339	$10,794	$10,556	$10,352
1/31/08	$10,729	$10,457	$10,981	$10,669	$10,403
2/29/08	$10,720	$10,448	$11,082	$10,689	$10,433
3/31/08	$10,698	$10,427	$11,094	$10,581	$10,524
4/30/08	$10,685	$10,414	$11,023	$10,572	$10,588
5/31/08	$10,683	$10,412	$10,993	$10,585	$10,677
6/30/08	$10,691	$10,420	$11,014	$10,569	$10,784
7/31/08	$10,697	$10,426	$11,048	$10,530	$10,841
8/31/08	$10,715	$10,443	$11,098	$10,536	$10,798
9/30/08	$10,665	$10,395	$11,041	$10,365	$10,783
10/31/08	$10,570	$10,302	$11,105	$10,184	$10,674
11/30/08	$10,614	$10,345	$11,238	$10,035	$10,469
12/31/08	$10,731	$10,459	$11,376	$10,149	$10,361
1/31/09	$10,768	$10,495	$11,384	$10,253	$10,406
2/28/09	$10,783	$10,510	$11,368	$10,215	$10,458
3/31/09	$10,863	$10,587	$11,425	$10,274	$10,483
4/30/09	$10,900	$10,624	$11,465	$10,421	$10,510
5/31/09	$10,937	$10,660	$11,525	$10,593	$10,540
6/30/09	$10,941	$10,664	$11,534	$10,667	$10,631
7/31/09	$11,012	$10,733	$11,579	$10,820	$10,614
8/31/09	$11,060	$10,779	$11,633	$10,930	$10,637
9/30/09	$11,096	$10,815	$11,671	$11,018	$10,644
10/31/09	$11,121	$10,839	$11,704	$11,098	$10,654
11/30/09	$11,190	$10,906	$11,776	$11,168	$10,662
12/31/09	$11,103	$10,822	$11,701	$11,151	$10,643
1/31/10	$11,184	$10,900	$11,788	$11,262	$10,679
2/28/10	$11,208	$10,924	$11,814	$11,294	$10,682
3/31/10	$11,188	$10,905	$11,797	$11,315	$10,726
4/30/10	$11,212	$10,928	$11,831	$11,385	$10,745
5/31/10	$11,236	$10,951	$11,864	$11,364	$10,753
6/30/10	$11,294	$11,007	$11,923	$11,418	$10,742
7/31/10	$11,340	$11,052	$11,970	$11,496	$10,745
8/31/10	$11,364	$11,076	$11,996	$11,542	$10,760
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

3Calculated by Lipper. Results of the Lipper Short Investment Grade Debt Funds Average reflect fund expenses but do not reflect any applicable front-end sales charges. If any applicable front-end sales charges were included, results of the average would be lower.

4Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
5For the period October 2, 2006 (when the fund began operations), through November 30, 2006.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for the periods ended August 31, 2010)*

Class A shares	1 year	5 years	Lifetime
			(since 10/2/06)
At maximum offering price
(reflecting the maximum 2.50% sales charge)	0.15%	—	2.65%

At net asset value	2.75	—	3.32

*Assumes reinvestment of all distributions.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 2, 2006, through December 31, 2008, and reimbursed other fees and expenses. Applicable fund results shown reflect the waiver and reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 19 and 20 for details.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

What it means to be conservative

Short-Term Bond Fund of America’s goal of seeking current income while preserving capital requires conservative — yet savvy — management.

Back in the middle of the previous decade, a “conservative” fund sounded, quite frankly, boring. Stocks were recovering nicely from the dot-com era, and high-yield fixed-income securities were the darlings of the bond market.

Today, that mindset should be considered a lesson learned.

In any portfolio, there can be a place for a fund that strives to limit volatility, preserve capital and supply the investor with current income — all hallmarks of Short-Term Bond Fund of America’s philosophy.

“Balancing our desire to make as much money as possible within the context of not actually losing any is the eternal struggle we face every day,” says portfolio counselor David Hoag. “And in that sense, we will err on the side of conservative investing every time.”

That belief has allowed the fund to weather bond market volatility far better than its peers, as you can see in the chart on the next page. In addition to less pronounced swings in total return on a month-to-month basis, the fund produced fewer negative monthly returns over the course of its lifetime, compared to the Lipper Short Investment Grade Debt Funds Average.

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[Begin Pull Quote]
“Liquidity is an important part of being conservative”
[End Pull Quote]

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Over its lifetime, Short-Term Bond Fund of America has a standard deviation — a common measure of volatility — slightly more than half that of its Lipper peers on a month-to-month basis. “Obviously, we can’t promise stability,” says portfolio counselor Mark Macdonald. “Nobody can promise that. But we do the best we can to keep our share price as stable as possible, and we do that by being conservative with our investment choices.”

Yet conservative does not mean the fund’s portfolio counselors have a set-it-and-forget-it mindset when it comes to investing. They actively seek out opportunities throughout the short-duration market, focusing on Treasuries and other government-backed securities, as well as select, high-quality corporate offerings.

“Our corporate holdings are largely AA-rated,” Mark says. “They make up a smaller portion of the portfolio, but they do allow us to generate a little more income without taking on too much additional risk. You always need a well-diversified portfolio, and our corporate credits help give us that.”

An immense amount of research goes into any potential investment, spearheaded by Capital Research and Management Company’s team of dedicated fixed-income analysts.

“Our analysts are well-aware of our barometer for corporate credits — we want the best of the best, the leaders in their industry, solid companies that have balance sheets you should never have to worry about and a philosophy on the debt they’re willing to take on that keeps them in the highest of the ratings categories,” David says. “They may not be the most exciting companies, but they generally have produced reliable yields.”

[Begin Sidebar]
A look at volatility

Short-Term Bond Fund of America’s monthly returns, starting the first full month after its inception on October 2, 2006, through the end of the most recent fiscal year, have experienced lower volatility than those of its peer group.

[begin line chart]
	Short-Term Bond Fund	Lipper Short Investment Grade Debt Funds Average
11/01/2006 - 11/30/2006	0.43%	0.57%
12/01/2006 - 12/31/2006	0.16%	0.09%
01/01/2007 - 01/31/2007	0.25%	0.23%
02/01/2007 - 02/28/2007	0.57%	0.76%
03/01/2007 - 03/31/2007	0.28%	0.36%
04/01/2007 - 04/30/2007	0.48%	0.35%
05/01/2007 - 05/31/2007	-0.03%	-0.09%
06/01/2007 - 06/30/2007	0.29%	0.27%
07/01/2007 - 07/31/2007	0.57%	0.47%
08/01/2007 - 08/31/2007	0.50%	0.24%
09/01/2007 - 09/30/2007	0.69%	0.77%
10/01/2007 - 10/31/2007	0.41%	0.33%
11/01/2007 - 11/30/2007	0.67%	0.58%
12/01/2007 - 12/31/2007	0.17%	0.20%
01/01/2008 - 01/31/2008	1.14%	1.09%
02/01/2008 - 02/29/2008	-0.08%	0.18%
03/01/2008 - 03/31/2008	-0.20%	-0.95%
04/01/2008 - 04/30/2008	-0.12%	-0.10%
05/01/2008 - 05/31/2008	-0.02%	0.11%
06/01/2008 - 06/30/2008	0.07%	-0.13%
07/01/2008 - 07/31/2008	0.06%	-0.36%
08/01/2008 - 08/31/2008	0.16%	0.07%
09/01/2008 - 09/30/2008	-0.46%	-1.51%
10/01/2008 - 10/31/2008	-0.89%	-1.70%
11/01/2008 - 11/30/2008	0.42%	-1.30%
12/01/2008 - 12/31/2008	1.10%	1.15%
01/01/2009 - 01/31/2009	0.34%	0.97%
02/01/2009 - 02/28/2009	0.14%	-0.34%
03/01/2009 - 03/31/2009	0.74%	0.59%
04/01/2009 - 04/30/2009	0.34%	1.38%
05/01/2009 - 05/31/2009	0.34%	1.57%
06/01/2009 - 06/30/2009	0.04%	0.66%
07/01/2009 - 07/31/2009	0.65%	1.38%
08/01/2009 - 08/31/2009	0.43%	0.97%
09/01/2009 - 09/30/2009	0.33%	0.76%
10/01/2009 - 10/31/2009	0.22%	0.70%
11/01/2009 - 11/30/2009	0.62%	0.62%
12/01/2009 - 12/31/2009	-0.77%	-0.23%
01/01/2010 - 01/31/2010	0.72%	1.01%
02/01/2010 - 02/28/2010	0.22%	0.27%
03/01/2010 - 03/31/2010	-0.18%	0.16%
04/01/2010 - 04/30/2010	0.21%	0.59%
05/01/2010 - 05/31/2010	0.21%	-0.16%
06/01/2010 - 06/30/2010	0.51%	0.48%
07/01/2010 - 07/31/2010	0.41%	0.66%
08/01/2010 - 08/31/2010	0.21%	0.40%
[end line chart]

[End Sidebar]

Another major tool in the portfolio is the fund’s cash position. As of August 31, 2010, the fund held 13.2% of the portfolio in cash, which serves a number of purposes. First, it lowers the fund’s overall volatility — the value of cash instruments, after all, doesn’t vary the way bond prices do. Secondly, it allows the portfolio counselors to act quickly to purchase bonds when opportunities arise. And third, the counselors don’t have to sell securities they’d prefer to keep when markets shift or investors redeem shares.

“Liquidity is an important part of being conservative,” David says. “We can and do get market dislocations, and having cash on hand means we’re not forced to sell some of the ideas we really like. We can manage through times when the bond market doesn’t have a lot of liquidity, or when there are redemptions.”

In the end, Mark and David say their goal is to ensure, as much as possible, that your money is there for you when you need it, and that you’re generating low-risk income in the meantime.

“More than ever, people need some peace of mind in their own portfolios. It makes a big difference to have a portion of your portfolio invested in something with low volatility and low worry,” David says. “That’s what we’re trying to do here with this fund.” ■

Summary investment portfolio
August 31, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	Percent of Net Assets
Bonds & notes of U.S. government & government agencies	52.1
Corporate bonds & notes	12.6
Mortgage-backed obligations	11.6
Bonds & notes of governments & government agencies outside the U.S.	6.0
Asset-backed obligations	3.1
Municipals	1.4
Short-term securities & other assets less liabilities	13.2
[end pie chart]

Quality breakdown*	Percent of net assets
U.S. government obligations†	37.7%
Federal agencies	22.6
Aaa/AAA	11.6
Aa/AA	9.7
A/A	5.0
Baa/BBB	0.1
Unrated	0.1
Short-term securities & other assets less liabilities	13.2

*Bond ratings which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, securities are put in the highest category consistent with fund investment policies. When securities have not been rated by a rating agency (included in "unrated" above), the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with fund investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†These securities are backed by the full faith and credit of the United States government.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 86.77%	(000)	(000)	assets

Bonds & notes of U.S. government & government agencies - 52.05%
U.S. Treasury:
2.00% 2010	$30,000	$30,043
0.875% 2011	25,000	25,118
1.00% 2011	25,000	25,189
1.00% 2011	25,000	25,182
1.125% 2011	50,000	50,489
1.75% 2011	65,000	66,096
4.875% 2011	25,000	25,767
5.125% 2011	30,000	31,210
0.625% 2012	37,500	37,615
1.375% 2012	30,000	30,458
4.25% 2012	50,000	53,922
4.50% 2012	25,000	26,624
4.75% 2012	30,000	32,262
4.875% 2012	65,000	69,257
1.375% 2013	45,000	45,847
3.125% 2013	70,000	75,135
3.375% 2013	60,000	64,735
3.375% 2013	60,000	64,622
3.50% 2013	50,000	53,973
3.625% 2013	25,000	27,051
3.875% 2013	50,000	54,100
1.75% 2014	25,000	25,765
2.375% 2014	25,000	26,305
3.875% 2018	25,000	28,269
0.875%-11.25% 2010-2015	242,500	254,545	29.77%
Fannie Mae:
1.00% 2011	30,000	30,214
1.75% 2011	35,000	35,286
2.00% 2012	40,000	40,834
1.00% 2013	35,000	34,998
2.375%-6.125% 2011-2015	70,000	73,552	5.12
Federal Home Loan Bank:
1.125% 2012	50,000	50,466
3.625% 2013	50,000	54,189
1.75%-5.60% 2010-2012	82,000	84,253	4.50
Freddie Mac:
2.875% 2010	34,570	34,777
1.75% 2012	25,000	25,510
1.625% 2013	70,000	71,533
0.299%-5.25% 2011-2014 (1)	45,000	46,463	4.25
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 0.376%-1.875% 2011-2012 (1)	70,000	70,921	1.69
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G:
2.20% 2012	25,000	25,564
1.625%-2.125% 2011-2012	23,000	23,642	1.17
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley:
2.25% 2012	25,000	25,653
0.691% 2012 (1)	15,000	15,088.97
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc.:
0.737% 2012 (1)	25,000	25,115
3.25% 2012	12,250	12,786.91
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.787%-2.20% 2012 (1)	35,000	35,684.85
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 1.85% 2011	25,000	25,215.60
Other securities		93,242	2.22
		2,184,564	52.05

Corporate bonds & notes - 12.64%
Financials - 5.35%
JPMorgan Chase & Co. 3.40%-5.375% 2012-2015 (1)	21,475	22,099.53
Wells Fargo & Co. 0.688%-3.625% 2015 (1)	12,513	12,140.29
Berkshire Hathaway Finance Corp. 4.60% 2013	6,625	7,234.17
Morgan Stanley 4.00% 2015	7,000	7,040.17
Goldman Sachs Group, Inc. 3.70% 2015	6,825	6,917.16
Citigroup Inc. 6.00% 2013	2,000	2,159.05
Other securities		167,042	3.98
		224,631	5.35

Health care - 2.56%
Other securities		107,622	2.56

Energy - 1.30%
Other securities		54,445	1.30

Telecommunication services - 0.88%
Other securities		36,948.88

Consumer staples - 0.75%
Coca-Cola Co. 3.625% 2014	10,000	10,850.26
Other securities		20,673.49
		31,523.75

Industrials - 0.56%
Other securities		23,690.56

Information technology - 0.51%
Other securities		21,538.51

Utilities - 0.49%
Other securities		20,423.49

Consumer discretionary - 0.24%
Other securities		9,910.24

Total corporate bonds & notes		530,730	12.64

Mortgage-backed obligations (2) - 11.64%
Fannie Mae:
4.00% 2019	34,214	36,344
4.00% 2025	25,000	26,299
4.50% 2025	24,154	25,594
0.464%-6.00% 2019-2039 (1)	213,244	224,187	7.44
Freddie Mac 2.225%-5.781% 2013-2040 (1)	46,310	48,562	1.16
Other securities		127,685	3.04
		488,671	11.64

Bonds & notes of governments & government agencies outside the U.S. - 5.95%
France Government Agency-Guaranteed, Société Finance 2.25%-3.375% 2012-2014 (3)	25,985	26,836.64
Other securities		222,808	5.31
		249,644	5.95

Asset-backed obligations - 3.06%
Other securities		128,502	3.06

Municipals - 1.43%
Other securities		59,902	1.43

Total bonds & notes (cost: $3,548,207,000)		3,642,013	86.77

	Principal		Percent
	amount	Value	of net
Short-term securities - 16.85%	(000)	(000)	assets

Fannie Mae 0.20%-0.49% due 9/21/2010-4/11/2011	169,100	168,982	4.03
Straight-A Funding LLC 0.27%-0.29% due 9/16-11/4/2010 (3)	101,300	101,259	2.41
GDF SUEZ 0.36%-0.38% due 9/7-10/4/2010 (3)	92,000	91,985	2.19
NetJets Inc. 0.20%-0.22% due 9/2-9/20/2010 (3)	48,300	48,299	1.15
Société Générale North America, Inc. 0.26% due 10/22/2010	45,000	44,983	1.07
Coca-Cola Co. 0.23% due 12/7/2010 (3)	40,000	39,973.95
Medtronic Inc. 0.22% due 11/2/2010 (3)	35,500	35,483.85
National Australia Funding (Delaware) Inc. 0.24% due 11/22/2010 (3)	35,200	35,180.84
Freddie Mac 0.18%-0.33% due 9/15-10/6/2010	34,500	34,496.82
Variable Funding Capital Company LLC 0.33% due 2/18/2011 (3)	30,000	29,950.72
Other securities		76,465	1.82

Total short-term securities (cost: $706,997,000)		707,055	16.85

Total investment securities (cost: $4,255,204,000)		4,349,068	103.62
Other assets less liabilities		(152,026)	(3.62)

Net assets		$4,197,042	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $836,097,000, which represented 19.92% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value (cost: $4,255,204)		$4,349,068
Cash		90
Receivables for:
Sales of investments	$1,029
Sales of fund's shares	15,727
Interest	22,702	39,458
		4,388,616
Liabilities:
Payables for:
Purchases of investments	51,742
Repurchases of fund's shares	136,231
Dividends on fund's shares	404
Investment advisory services	1,044
Services provided by affiliates	2,041
Directors' deferred compensation	16
Other	96	191,574
Net assets at August 31, 2010		$4,197,042

Net assets consist of:
Capital paid in on shares of capital stock		$4,111,369
Distributions in excess of net investment income		(24)
Accumulated net realized loss		(8,167)
Net unrealized appreciation		93,864
Net assets at August 31, 2010		$4,197,042

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.001 par value (413,378 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$3,145,795	309,840	$10.15
Class B	81,004	7,978	10.15
Class C	239,656	23,605	10.15
Class F-1	192,511	18,961	10.15
Class F-2	192,784	18,985	10.15
Class 529-A	159,703	15,730	10.15
Class 529-B	8,955	882	10.15
Class 529-C	49,617	4,887	10.15
Class 529-E	9,803	965	10.15
Class 529-F-1	17,949	1,768	10.15
Class R-1	5,230	515	10.15
Class R-2	29,827	2,938	10.15
Class R-3	28,905	2,847	10.15
Class R-4	10,389	1,023	10.15
Class R-5	13,606	1,340	10.15
Class R-6	11,308	1,114	10.15

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2010	(dollars in thousands)

Investment income:
Income:
Interest		$75,280

Fees and expenses*:
Investment advisory services	$10,952
Distribution services	11,192
Transfer agent services	1,768
Administrative services	1,186
Reports to shareholders	135
Registration statement and prospectus	479
Directors' compensation	44
Auditing and legal	72
Custodian	20
State and local taxes	33
Other	134	26,015
Net investment income		49,265

Net realized gain and unrealized appreciation on investments:
Net realized gain on investments		8,482
Net unrealized appreciation on investments		43,511
Net realized gain and unrealized appreciation on investments		51,993
Net increase in net assets resulting from operations		$101,258

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended August 31
	2010	2009
Operations:
Net investment income	$49,265	$41,123
Net realized gain (loss) on investments	8,482	(12,266)
Net unrealized appreciation on investments	43,511	58,973
Net increase in net assets resulting from operations	101,258	87,830

Dividends paid or accrued to shareholders from net investment income	(50,509)	(42,213)

Net capital share transactions	941,931	2,000,317

Total increase in net assets	992,680	2,045,934

Net assets:
Beginning of year	3,204,362	1,158,428
End of year (including distributions in excess of net investment income: $(24) and $(10), respectively)	$4,197,042	$3,204,362

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Short-Term Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income while preserving capital by investing in high-quality debt securities and maintaining a portfolio with a dollar-weighted average maturity no greater than three years.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is anticipated to be completed on November 1, 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2010, all of the fund’s investment securities were classified as Level 2.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended August 31, 2010 (dollars in thousands):

	Beginning value at 9/1/2009	Net transfers out of Level 3*	Ending value at 8/31/2010
Investment securities	$6,975	$(6,975)	$-

*Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and income generated by, the bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in asset-backed securities — Many types of bonds and other debt securities, including mortgage-related securities, are subject to prepayment risk. If interest rates fall and the loans underlying these securities are paid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid slower than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Investing in securities backed by the U.S. Treasury — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. The fund may also invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. These securities are neither issued nor guaranteed by the U.S. government.

Management — The investment adviser to the fund actively manages the fund's investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2006, the year the fund commenced operations.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; deferred expenses; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2010, the fund reclassified $1,235,000 from accumulated net realized loss to distributions in excess of net investment income and $5,000 from distributions in excess of net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of August 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$396
Capital loss carryforward expiring 2017*	(8,166)
Gross unrealized appreciation on investment securities	94,229
Gross unrealized depreciation on investment securities	(366)
Net unrealized appreciation on investment securities	93,863
Cost of investment securities	4,255,205

*Reflects the utilization of capital loss carryforwards of $34,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

	Year ended August 31
Share class	2010	2009
Class A	$38,722	$32,209
Class B	598	719
Class C	1,395	2,006
Class F-1	2,368	2,400
Class F-2	4,388	1,064
Class 529-A	1,697	807
Class 529-B	52	33
Class 529-C	206	138
Class 529-E	78	41
Class 529-F-1	201	110
Class R-1	22	34
Class R-2	129	91
Class R-3	210	104
Class R-4	118	67
Class R-5	186	2,390
Class R-6*	139	-	†
Total	$50,509	$42,213

*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.36% on the first $500 million of daily net assets and decreasing to 0.26% on such assets in excess of $2.5 billion. The board of directors approved an amended agreement effective November 1, 2009, decreasing the annual rate on net assets in excess of $4.0 billion from a rate of 0.26% to a rate of 0.25%. For the year ended August 31, 2010, the investment advisory services fee was $10,952,000, which was equivalent to an annualized rate of 0.293% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use a portion (0.15% for Class A, B, 529-A and 529-B shares and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2010, unreimbursed expenses subject to reimbursement totaled $2,799,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	0.90	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services		Commonwealth of Virginia administrative services
Class A	$6,824	$1,717	Not applicable	Not applicable		Not applicable
Class B	698	51	Not applicable	Not applicable		Not applicable
Class C	2,251	Included in administrative services	$226	$34		Not applicable
Class F-1	432		188	15		Not applicable
Class F-2	Not applicable		185	4		Not applicable
Class 529-A	156		93	14		$121
Class 529-B	74		6	2		8
Class 529-C	385		30	6		39
Class 529-E	38		6	1		7
Class 529-F-1	-		10	2		13
Class R-1	38		3	2		Not applicable
Class R-2	169		32	60		Not applicable
Class R-3	105		27	22		Not applicable
Class R-4	22		12	3		Not applicable
Class R-5	Not applicable		11	-	*	Not applicable
Class R-6	Not applicable		4	-	*	Not applicable
Total	$11,192	$1,768	$833	$165		$188

*Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 2006, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $44,000, shown on the accompanying financial statements, includes $43,000 in current fees (either paid in cash or deferred) and a net increase of $1,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2010
Class A	$2,245,601	223,004	$35,611	3,533	$(1,530,177)	(152,000)	$751,035	74,537
Class B	55,133	5,471	549	54	(54,631)	(5,427)	1,051	98
Class C	159,038	15,789	1,281	128	(142,912)	(14,195)	17,407	1,722
Class F-1	198,407	19,701	2,132	211	(166,065)	(16,478)	34,474	3,434
Class F-2	245,968	24,428	3,679	365	(287,533)	(28,495)	(37,886)	(3,702)
Class 529-A	113,555	11,278	1,688	167	(33,885)	(3,363)	81,358	8,082
Class 529-B	7,129	708	52	5	(4,115)	(408)	3,066	305
Class 529-C	38,751	3,850	204	20	(12,959)	(1,286)	25,996	2,584
Class 529-E	7,767	772	77	7	(2,460)	(244)	5,384	535
Class 529-F-1	12,474	1,239	200	20	(3,143)	(312)	9,531	947
Class R-1	4,875	484	22	2	(2,971)	(296)	1,926	190
Class R-2	27,667	2,749	128	13	(13,565)	(1,348)	14,230	1,414
Class R-3	27,499	2,732	208	21	(11,661)	(1,158)	16,046	1,595
Class R-4	10,400	1,033	116	12	(7,673)	(762)	2,843	283
Class R-5	11,165	1,108	185	19	(7,106)	(705)	4,244	422
Class R-6	11,220	1,113	139	14	(133)	(13)	11,226	1,114
Total net increase
(decrease)	$3,176,649	315,459	$46,271	4,591	$(2,280,989)	(226,490)	$941,931	93,560

Year ended August 31, 2009
Class A	$2,797,640	283,317	$28,318	2,864	$(1,317,307)	(133,157)	$1,508,651	153,024
Class B	99,697	10,110	640	65	(45,568)	(4,606)	54,769	5,569
Class C	282,142	28,609	1,798	182	(137,360)	(13,885)	146,580	14,906
Class F-1	206,895	20,956	2,017	204	(129,491)	(13,087)	79,421	8,073
Class F-2	259,494	26,198	820	82	(36,052)	(3,623)	224,262	22,657
Class 529-A	67,792	6,856	802	81	(15,025)	(1,518)	53,569	5,419
Class 529-B	5,479	554	33	3	(996)	(100)	4,516	457
Class 529-C	22,977	2,324	136	14	(5,651)	(570)	17,462	1,768
Class 529-E	4,311	436	41	4	(1,076)	(108)	3,276	332
Class 529-F-1	6,132	621	110	11	(1,051)	(106)	5,191	526
Class R-1	5,995	607	31	3	(4,650)	(472)	1,376	138
Class R-2	15,508	1,569	90	9	(4,578)	(463)	11,020	1,115
Class R-3	12,653	1,278	101	10	(4,697)	(476)	8,057	812
Class R-4	8,745	882	64	7	(3,116)	(314)	5,693	575
Class R-5	106,553	10,759	2,148	218	(232,227)	(23,489)	(123,526)	(12,512)
Class R-6†	140	14	-	-	(140)	(14)	-	-
Total net increase
(decrease)	$3,902,153	395,090	$37,149	3,757	$(1,938,985)	(195,988)	$2,000,317	202,859

*Includes exchanges between share classes of the fund.
†Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $976,534,000 and $395,661,000, respectively, during the year ended August 31, 2010.

Financial highlights(1)

		Income (loss) from investment operations(2)
	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(4)		Ratio of net income to average net assets(4)
Class A:
Year ended 8/31/2010	$10.02	$.14		$.13	$.27	$(.14)	$10.15	2.75%	$3,145,795	.63%		.63%		1.39%
Year ended 8/31/2009	9.90	.17		.14	.31	(.19)	10.02	3.22	2,357,579	.66		.66		1.80
Year ended 8/31/2008	9.99	.36		(.06)	.30	(.39)	9.90	2.99	814,940	.73		.63		3.62
Period from 10/2/2006 to 8/31/2007	10.00	.41		(.01)	.40	(.41)	9.99	4.04	238,855	.77	(5)	.64	(5)	4.57	(5)
Class B:
Year ended 8/31/2010	10.02	.08		.13	.21	(.08)	10.15	2.08	81,004	1.28		1.28		.74
Year ended 8/31/2009	9.90	.10		.14	.24	(.12)	10.02	2.44	78,949	1.42		1.41		1.04
Year ended 8/31/2008	9.99	.28		(.06)	.22	(.31)	9.90	2.23	22,889	1.46		1.37		2.81
Period from 11/6/2006 to 8/31/2007	10.00	.31		(.02)	.29	(.30)	9.99	2.98	4,654	1.47	(5)	1.36	(5)	3.86	(5)
Class C:
Year ended 8/31/2010	10.02	.06		.13	.19	(.06)	10.15	1.93	239,656	1.43		1.43		.59
Year ended 8/31/2009	9.90	.09		.14	.23	(.11)	10.02	2.40	219,256	1.47		1.46		1.00
Year ended 8/31/2008	9.99	.28		(.06)	.22	(.31)	9.90	2.17	69,104	1.52		1.43		2.71
Period from 11/6/2006 to 8/31/2007	10.00	.31		(.02)	.29	(.30)	9.99	2.92	8,295	1.56	(5)	1.44	(5)	3.78	(5)
Class F-1:
Year ended 8/31/2010	10.02	.14		.13	.27	(.14)	10.15	2.70	192,511	.68		.68		1.33
Year ended 8/31/2009	9.90	.17		.14	.31	(.19)	10.02	3.16	155,568	.72		.71		1.77
Year ended 8/31/2008	9.99	.35		(.06)	.29	(.38)	9.90	2.93	73,826	.78		.69		3.57
Period from 11/1/2006 to 8/31/2007	10.02	.37		(.04)	.33	(.36)	9.99	3.36	22,256	.80	(5)	.67	(5)	4.56	(5)
Class F-2:
Year ended 8/31/2010	10.02	.17		.13	.30	(.17)	10.15	3.00	192,784	.39		.39		1.63
Year ended 8/31/2009	9.90	.19		.14	.33	(.21)	10.02	3.40	227,308	.41		.41		1.87
Period from 8/19/2008 to 8/31/2008	9.92	-	(6)	(.01)	(.01)	(.01)	9.90	(.10)	299	.02		.02		.09
Class 529-A:
Year ended 8/31/2010	10.02	.14		.13	.27	(.14)	10.15	2.74	159,703	.63		.63		1.37
Year ended 8/31/2009	9.90	.16		.14	.30	(.18)	10.02	3.09	76,623	.79		.78		1.66
Year ended 8/31/2008	9.99	.34		(.06)	.28	(.37)	9.90	2.85	22,074	.86		.77		3.53
Period from 11/3/2006 to 8/31/2007	10.00	.36		(.02)	.34	(.35)	9.99	3.51	8,112	.90	(5)	.78	(5)	4.44	(5)
Class 529-B:
Year ended 8/31/2010	10.02	.06		.13	.19	(.06)	10.15	1.95	8,955	1.41		1.41		.60
Year ended 8/31/2009	9.90	.09		.14	.23	(.11)	10.02	2.31	5,780	1.54		1.54		.88
Year ended 8/31/2008	9.99	.27		(.06)	.21	(.30)	9.90	2.08	1,186	1.61		1.52		2.69
Period from 11/2/2006 to 8/31/2007	10.02	.30		(.04)	.26	(.29)	9.99	2.67	223	1.66	(5)	1.54	(5)	3.66	(5)
Class 529-C:
Year ended 8/31/2010	10.02	.05		.13	.18	(.05)	10.15	1.85	49,617	1.51		1.51		.50
Year ended 8/31/2009	9.90	.09		.14	.23	(.11)	10.02	2.31	23,078	1.54		1.54		.89
Year ended 8/31/2008	9.99	.27		(.06)	.21	(.30)	9.90	2.09	5,299	1.61		1.52		2.70
Period from 11/3/2006 to 8/31/2007	10.00	.30		(.02)	.28	(.29)	9.99	2.87	1,358	1.64	(5)	1.52	(5)	3.71	(5)
Class 529-E:
Year ended 8/31/2010	10.02	.11		.13	.24	(.11)	10.15	2.36	9,803	1.00		1.00		1.00
Year ended 8/31/2009	9.90	.14		.14	.28	(.16)	10.02	2.83	4,311	1.04		1.03		1.40
Year ended 8/31/2008	9.99	.32		(.06)	.26	(.35)	9.90	2.61	975	1.11		1.00		3.33
Period from 12/1/2006 to 8/31/2007	10.03	.31		(.04)	.27	(.31)	9.99	2.70	404	1.14	(5)	1.02	(5)	4.22	(5)

Class 529-F-1:
Year ended 8/31/2010	$10.02	$.16		$.13	$.29	$(.16)	$10.15	2.88%	$17,949	.50%		.50%		1.50%
Year ended 8/31/2009	9.90	.19		.14	.33	(.21)	10.02	3.34	8,226	.54		.53		1.92
Year ended 8/31/2008	9.99	.37		(.06)	.31	(.40)	9.90	3.13	2,921	.60		.50		3.76
Period from 11/16/2006 to 8/31/2007	10.00	.37		(.02)	.35	(.36)	9.99	3.59	872	.59	(5)	.49	(5)	4.76	(5)
Class R-1:
Year ended 8/31/2010	10.02	.06		.13	.19	(.06)	10.15	1.91	5,230	1.46		1.46		.55
Year ended 8/31/2009	9.90	.10		.14	.24	(.12)	10.02	2.41	3,250	1.45		1.45		1.07
Year ended 8/31/2008	9.99	.27		(.06)	.21	(.30)	9.90	2.15	1,853	1.52		1.43		2.95
Period from 12/26/2006 to 8/31/2007	10.01	.26		(.03)	.23	(.25)	9.99	2.36	2,402	1.56	(5)	1.40	(5)	3.84	(5)
Class R-2:
Year ended 8/31/2010	10.02	.06		.13	.19	(.06)	10.15	1.89	29,827	1.47		1.47		.54
Year ended 8/31/2009	9.90	.09		.14	.23	(.11)	10.02	2.34	15,270	1.55		1.51		.92
Year ended 8/31/2008	9.99	.27		(.06)	.21	(.30)	9.90	2.14	4,048	1.69		1.47		2.78
Period from 12/8/2006 to 8/31/2007	10.01	.27		(.02)	.25	(.27)	9.99	2.54	1,032	2.10	(5)	1.42	(5)	3.82	(5)
Class R-3:
Year ended 8/31/2010	10.02	.10		.13	.23	(.10)	10.15	2.32	28,905	1.04		1.04		.96
Year ended 8/31/2009	9.90	.13		.14	.27	(.15)	10.02	2.78	12,548	1.10		1.09		1.39
Year ended 8/31/2008	9.99	.32		(.06)	.26	(.35)	9.90	2.58	4,359	1.10		1.01		3.31
Period from 11/22/2006 to 8/31/2007	10.01	.31		(.02)	.29	(.31)	9.99	2.92	1,669	1.17	(5)	1.06	(5)	4.18	(5)
Class R-4:
Year ended 8/31/2010	10.02	.13		.13	.26	(.13)	10.15	2.65	10,389	.73		.73		1.28
Year ended 8/31/2009	9.90	.17		.14	.31	(.19)	10.02	3.13	7,415	.75		.75		1.67
Year ended 8/31/2008	9.99	.35		(.06)	.29	(.38)	9.90	2.93	1,639	.79		.69		3.23
Period from 1/3/2007 to 8/31/2007	10.00	.30		(.01)	.29	(.30)	9.99	2.90	52	.94	(5)	.66	(5)	4.53	(5)
Class R-5:
Year ended 8/31/2010	10.02	.17		.13	.30	(.17)	10.15	2.97	13,606	.42		.42		1.60
Year ended 8/31/2009	9.90	.19		.14	.33	(.21)	10.02	3.43	9,201	.47		.45		2.18
Year ended 8/31/2008	9.99	.38		(.06)	.32	(.41)	9.90	3.20	133,016	.48		.42		3.50
Period from 1/4/2007 to 8/31/2007	10.01	.31		(.02)	.29	(.31)	9.99	2.94	4,390	.56	(5)	.42	(5)	4.83	(5)
Class R-6:
Period from 11/20/2009(7) to 8/31/2010	10.08	.13		.07	.20	(.13)	10.15	1.99	11,308	.36	(5)	.36	(5)	1.63	(5)
Period from 5/7/2009 to 6/15/2009(8)	9.93	.02		(.05)	(.03)	(.02)	9.88	(.30)	-	.04		.04		.20

	Year ended August 31			For the period 10/2/2006(9)
	2010	2009	2008	to 8/31/2007
Portfolio turnover rate for all classes of shares	19%	60%	28%	15%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed other fees and expenses. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.
(6)Amount less than $.01.
(7)The first date the share class had assets during the fund's fiscal year ended August 31, 2010.
(8)The last date the share class had assets during the fund's fiscal year ended August 31, 2009.
(9)Commencement of operations.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Short-Term Bond Fund of America, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Bond Fund of America, Inc. (the "Fund") at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
October 13, 2010

Expense example
                                                                                                                                      unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2010, through August 31, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2010	Ending account value 8/31/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,013.82	$3.15	.62%
Class A -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class B -- actual return	1,000.00	1,010.51	6.49	1.28
Class B -- assumed 5% return	1,000.00	1,018.75	6.51	1.28
Class C -- actual return	1,000.00	1,009.76	7.19	1.42
Class C -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class F-1 -- actual return	1,000.00	1,013.57	3.40	.67
Class F-1 -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 -- actual return	1,000.00	1,015.08	1.93	.38
Class F-2 -- assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-A -- actual return	1,000.00	1,013.86	3.10	.61
Class 529-A -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 529-B -- actual return	1,000.00	1,009.86	7.09	1.40
Class 529-B -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class 529-C -- actual return	1,000.00	1,009.38	7.60	1.50
Class 529-C -- assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-E -- actual return	1,000.00	1,011.93	5.07	1.00
Class 529-E -- assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 529-F-1 -- actual return	1,000.00	1,014.48	2.54	.50
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.68	2.55	.50
Class R-1 -- actual return	1,000.00	1,009.60	7.40	1.46
Class R-1 -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class R-2 -- actual return	1,000.00	1,009.58	7.40	1.46
Class R-2 -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class R-3 -- actual return	1,000.00	1,011.77	5.22	1.03
Class R-3 -- assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class R-4 -- actual return	1,000.00	1,013.32	3.65	.72
Class R-4 -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class R-5 -- actual return	1,000.00	1,014.93	2.08	.41
Class R-5 -- assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-6 -- actual return	1,000.00	1,015.18	1.83	.36
Class R-6 -- assumed 5% return	1,000.00	1,023.39	1.84	.36

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                                                                     unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2010:

U.S. government income that may be exempt from state taxation	$13,485,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional term through March 31, 2011. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing current income while preserving capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2010 (the most recent calendar quarter-end):
	1 year	5 years	Life of class
Class B shares1 — first sold 11/6/06
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	–3.05%	—	1.82%
Not reflecting CDSC	1.95	—	2.54

Class C shares1 — first sold 11/6/06
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	0.80	—	2.45
Not reflecting CDSC	1.80	—	2.45

Class F-1 shares2 — first sold 11/1/06
Not reflecting annual asset-based fee charged
by sponsoring firm	2.57	—	3.16

Class F-2 shares2 — first sold 8/19/08
Not reflecting annual asset-based fee charged
by sponsoring firm	2.87	—	3.09

Class 529-A shares3 — first sold 11/3/06
Reflecting 2.50% maximum sales charge	0.06	—	2.51
Not reflecting maximum sales charge	2.62	—	3.18

Class 529-B shares1,3 — first sold 11/2/06
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–3.18	—	1.62
Not reflecting CDSC	1.82	—	2.34

Class 529-C shares1,3 — first sold 11/3/06
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	0.73	—	2.37
Not reflecting CDSC	1.73	—	2.37

Class 529-E shares2,3 — first sold 12/1/06	2.24	—	2.79

Class 529-F-1 shares2,3 — first sold 11/16/06
Not reflecting annual asset-based fee charged
by sponsoring firm	2.75	—	3.40

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 2, 2006, through December 31, 2008, and reimbursed other fees and expenses. Applicable fund results shown reflect the waiver and reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 19 and 20 for details.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors
	Year first
	elected a
	director of
Name and age	the fund1	Principal occupation(s) during past five years

Lee A. Ault III, 74	2010	Private investor and corporate director; former
		Chairman of the Board, In-Q-Tel, Inc. (technology
		venture company)

William H. Baribault, 65	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

Ambassador	2006	Corporate director and author; former U.S.
Richard G. Capen, Jr., 76		Ambassador to Spain

James G. Ellis, 63	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 75	2006	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 64	2006	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 65	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 64	2006	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Merit E. Janow, 52	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 55	2009	Director, Accounting Program, University of Redlands

Richard G. Newman, 75	2006	Chairman of the Board, AECOM Technology
		Corporation (engineering, consulting and professional
		technical services)

Frank M. Sanchez, 67	2006	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 52	2009	President and CEO, Margaret Spellings & Company;
		former United States Secretary of Education, United
		States Department of Education — Federal
		Government Agency; former Assistant to the
		President for Domestic Policy, The White House —
		Federal Government, Executive Branch — Domestic
		Policy

Steadman Upham, Ph.D., 61	2007	President and Professor of Anthropology,

		The University of Tulsa

“Independent” directors
	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Lee A. Ault III, 74	38	Anworth Mortgage Asset Corporation;
		Office Depot, Inc.

William H. Baribault, 65	38	None

Ambassador	12	Capital Private Client Services Funds;
Richard G. Capen, Jr., 76		Carnival Corporation

James G. Ellis, 63	41	Quiksilver, Inc.

Martin Fenton, 75	41	Capital Private Client Services Funds
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 64	41	None

W. Scott Hedrick, 65	38	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 64	44	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Merit E. Janow, 52	41	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 55	38	None

Richard G. Newman, 75	13	Capital Private Client Services Funds;
		Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 67	38	None

Margaret Spellings, 52	38	None

Steadman Upham, Ph.D., 61	41	None

H. Frederick Christie, a director of the fund since 2006, retired from the board in December 2009. The directors thank Mr. Christie for his dedication and service to the fund.

“Interested” directors4
	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

Paul G. Haaga, Jr., 61	2006	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

David A. Hoag, 45	2006	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Vice
		President, Capital Guardian Trust Company5

“Interested” directors4
	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

Paul G. Haaga, Jr., 61	12	None
Vice Chairman of the Board

David A. Hoag, 45	1	None
President

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 28 for footnotes.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities
position with fund	of the fund1	or the principal underwriter of the fund

Mark R. Macdonald, 51	2006	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, Capital Research and Management Company

Kristine M. Nishiyama, 40	2006	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and Management Company; Vice President and Senior Counsel — Capital Bank and Trust Company5

Kimberly S. Verdick, 46	2006	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 42	2010	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 35	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Ari M. Vinocor, 35	2006	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2010, portfolio of Short-Term Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Short-Term Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Short-Term Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
>Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-948-1010P

Litho in USA CGD/LPT/9796-S26298

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$56,000
2010	$48,000

b) Audit-Related Fees:
2009	None
2010	None

c) Tax Fees:
2009	$6,000
2010	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	None
2010	None

c) Tax Fees:
2009	$14,000
2010	$22,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$3,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $23,000 for fiscal year 2009 and $30,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Short-Term Bond Fund of AmericaSM
Investment portfolio

August 31, 2010

Bonds & notes — 86.77%	Principal amount (000)	Value (000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 52.05%
U.S. Treasury 1.25% 2010	$20,000	$20,053
U.S. Treasury 2.00% 2010	30,000	30,043
U.S. Treasury 4.375% 2010	10,000	10,120
U.S. Treasury 4.50% 2010	16,000	16,141
U.S. Treasury 0.875% 2011	25,000	25,118
U.S. Treasury 0.875% 2011	20,000	20,076
U.S. Treasury 0.875% 2011	20,000	20,057
U.S. Treasury 1.00% 2011	25,000	25,189
U.S. Treasury 1.00% 2011	25,000	25,182
U.S. Treasury 1.125% 2011	50,000	50,489
U.S. Treasury 1.75% 2011	65,000	66,096
U.S. Treasury 4.625% 2011	20,000	20,860
U.S. Treasury 4.625% 2011	4,000	4,229
U.S. Treasury 4.875% 2011	25,000	25,767
U.S. Treasury 5.00% 2011	10,000	10,219
U.S. Treasury 5.125% 2011	30,000	31,210
U.S. Treasury 0.625% 2012	37,500	37,615
U.S. Treasury 1.375% 2012	30,000	30,458
U.S. Treasury 4.25% 2012	50,000	53,922
U.S. Treasury 4.50% 2012	25,000	26,624
U.S. Treasury 4.625% 2012	20,000	21,267
U.S. Treasury 4.75% 2012	30,000	32,262
U.S. Treasury 4.875% 2012	65,000	69,257
U.S. Treasury 1.375% 2013	45,000	45,847
U.S. Treasury 3.125% 2013	70,000	75,135
U.S. Treasury 3.125% 2013	10,000	10,726
U.S. Treasury 3.375% 2013	60,000	64,735
U.S. Treasury 3.375% 2013	60,000	64,622
U.S. Treasury 3.50% 2013	50,000	53,973
U.S. Treasury 3.625% 2013	25,000	27,051
U.S. Treasury 3.875% 2013	50,000	54,100
U.S. Treasury 1.75% 2014	25,000	25,765
U.S. Treasury 1.875% 2014	20,000	20,691
U.S. Treasury 2.25% 2014	20,000	20,969
U.S. Treasury 2.375% 2014	25,000	26,305
U.S. Treasury 2.625% 2014	20,000	21,244
U.S. Treasury 2.50% 2015	5,000	5,287
U.S. Treasury 4.00% 2015	7,500	8,428
U.S. Treasury 4.125% 2015	15,000	16,984
U.S. Treasury 11.25% 2015	5,000	7,194
U.S. Treasury 3.875% 2018	25,000	28,269
Fannie Mae 1.00% 2011	30,000	30,214
Fannie Mae 1.75% 2011	35,000	35,286
Fannie Mae 3.625% 2011	10,000	10,315
Fannie Mae 5.50% 2011	2,000	2,056
Fannie Mae 6.00% 2011	16,000	16,644
Fannie Mae 2.00% 2012	40,000	40,834
Fannie Mae 6.125% 2012	12,000	13,028
Fannie Mae 1.00% 2013	35,000	34,998
Fannie Mae 2.75% 2014	20,000	21,142
Fannie Mae 2.375% 2015	10,000	10,367
Federal Home Loan Bank 3.375% 2010	10,000	10,043
Federal Home Loan Bank 3.625% 2010	10,000	10,099
Federal Home Loan Bank 2.875% 2011	10,000	10,136
Federal Home Loan Bank 3.375% 2011	5,000	5,126
Federal Home Loan Bank 5.60% 2011	5,000	5,216
Federal Home Loan Bank 1.125% 2012	50,000	50,466
Federal Home Loan Bank 1.75% 2012	12,000	12,260
Federal Home Loan Bank 2.25% 2012	20,000	20,550
Federal Home Loan Bank 4.625% 2012	10,000	10,823
Federal Home Loan Bank 3.625% 2013	50,000	54,189
Freddie Mac 2.875% 2010	34,570	34,777
Freddie Mac 0.299% 20111	20,000	20,012
Freddie Mac 5.25% 2011	10,000	10,432
Freddie Mac 1.75% 2012	25,000	25,510
Freddie Mac 1.625% 2013	70,000	71,533
Freddie Mac 3.00% 2014	15,000	16,019
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.25% 2011	10,000	10,106
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc., Series 1, 1.50% 2011	10,000	10,103
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 0.376% 20121	20,000	20,030
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	15,000	15,353
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	15,000	15,329
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 1.625% 2011	3,000	3,013
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.125% 2012	20,000	20,629
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	25,000	25,564
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 0.691% 20121	15,000	15,088
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	25,000	25,653
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 0.737% 20121	25,000	25,115
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	12,250	12,786
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.787% 20121	15,000	15,118
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	20,000	20,566
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 1.85% 2011	25,000	25,215
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 2.15% 2012	10,000	10,258
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 1.75% 2012	10,000	10,216
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 2.20% 2012	10,000	10,329
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	18,000	18,723
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.10% 2012	4,165	4,271
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	10,000	10,316
Federal Agricultural Mortgage Corp. 3.875% 2011	3,000	3,092
Federal Agricultural Mortgage Corp. 5.50% 20112	7,000	7,292
Federal Farm Credit Banks, Consolidated Systemwide Bonds, 0.296% 20131	8,000	7,991
Private Export Funding Corp. 4.974% 2013	5,000	5,555
United States Government Agency-Guaranteed (FDIC insured), KeyBank NA 3.20% 2012	3,000	3,138
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	2,000	2,061
		2,184,564

CORPORATE BONDS & NOTES — 12.64%
Financials — 5.35%
JPMorgan Chase & Co. 5.375% 2012	2,000	2,163
JPMorgan Chase & Co. 3.40% 2015	15,000	15,482
JPMorgan Chase & Co. 4.891% 20151	4,475	4,454
Crédit Agricole CIB 1.077% 20121	17,500	17,416
Paribas, New York Branch 6.95% 2013	5,000	5,649
BNP Paribas 3.25% 2015	7,000	7,233
Metropolitan Life Global Funding I, 0.927% 20111,2	5,000	5,010
Metropolitan Life Global Funding I, 5.125% 20132	2,000	2,180
MetLife Global Funding 5.125% 20142	5,000	5,544
Abbey National Treasury Services PLC 3.875% 20142	12,300	12,542
Wells Fargo & Co. 0.688% 20151	9,513	8,997
Wells Fargo & Co. 3.625% 2015	3,000	3,143
US Bank NA 6.375% 2011	8,000	8,421
US Bank NA 4.95% 2014	2,000	2,213
Nordea Bank, Series 2, 3.70% 20142	10,000	10,509
New York Life Global Funding 2.25% 20122	5,000	5,115
New York Life Global Funding 5.25% 20122	4,500	4,870
Royal Bank of Scotland PLC 4.875% 2015	8,000	8,357
Barclays Bank PLC 2.50% 2013	5,000	5,094
Barclays Bank PLC 5.20% 2014	2,670	2,940
Berkshire Hathaway Finance Corp. 4.60% 2013	6,625	7,234
Bank of Tokyo-Mitsubishi, Ltd. 2.60% 20132	7,000	7,166
Morgan Stanley 4.00% 2015	7,000	7,040
Goldman Sachs Group, Inc. 3.70% 2015	6,825	6,917
Bank of New York Mellon Corp., Series G, 4.95% 2012	4,000	4,332
Bank of New York Mellon Corp., Series G, 5.125% 2013	2,000	2,226
PNC Funding Corp. 0.675% 20141	1,000	963
PNC Funding Corp. 5.40% 2014	5,000	5,572
TIAA Global Markets 4.95% 20132	5,500	6,049
Northern Trust Corp. 5.20% 2012	1,000	1,087
Northern Trust Corp. 5.50% 2013	4,200	4,713
Credit Suisse Group AG 5.50% 2014	5,000	5,539
UBS AG 2.25% 2013	5,000	5,027
Merrill Lynch & Co., Inc., Series C, 0.768% 20121	1,000	981
Bank of America Corp. 5.375% 2012	2,000	2,125
Countrywide Financial Corp., Series B, 5.80% 2012	1,500	1,596
Jackson National Life Global 5.375% 20132	3,750	4,042
Monumental Global Funding 5.50% 20132	2,995	3,244
Principal Life Insurance Co. 6.25% 20122	2,600	2,759
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	2,000	2,209
Citigroup Inc. 6.00% 2013	2,000	2,159
ACE INA Holdings Inc. 5.875% 2014	1,665	1,891
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 20102	1,375	1,385
Genworth Global Funding Trust, Series 2007-C, 5.25% 2012	1,000	1,043
		224,631

Health care — 2.56%
Novartis Capital Corp. 1.90% 2013	5,000	5,134
Novartis Capital Corp. 4.125% 2014	15,000	16,416
Roche Holdings Inc. 4.50% 20122	15,000	15,752
Roche Holdings Inc. 5.00% 20142	5,000	5,600
Pfizer Inc. 4.45% 2012	20,000	21,103
Merck & Co., Inc. 1.875% 2011	18,870	19,094
GlaxoSmithKline Capital Inc. 4.85% 2013	8,000	8,795
Abbott Laboratories 2.70% 2015	8,000	8,390
Eli Lilly and Co. 3.55% 2012	4,250	4,426
Aetna Inc. 5.75% 2011	1,753	1,820
AstraZeneca PLC 5.40% 2012	1,000	1,092
		107,622

Energy — 1.30%
Shell International Finance BV 1.30% 2011	7,500	7,571
Shell International Finance BV 4.00% 2014	20,000	21,696
Chevron Corp. 3.95% 2014	15,000	16,378
TransCanada PipeLines Ltd. 3.40% 2015	6,275	6,637
StatoilHydro ASA 2.90% 2014	2,070	2,163
		54,445

Telecommunication services — 0.88%
Verizon Communications Inc. 3.75% 2011	14,500	14,822
Verizon Communications Inc. 7.375% 2013	5,000	5,929
Verizon Communications Inc. 5.55% 2014	2,000	2,265
AT&T Inc. 4.95% 2013	7,500	8,176
France Télécom 4.375% 2014	2,800	3,098
Singapore Telecommunications Ltd. 6.375% 20112	2,500	2,658
		36,948

Consumer staples — 0.75%
Coca-Cola Co. 3.625% 2014	10,000	10,850
Diageo Capital PLC 7.375% 2014	5,000	5,916
Procter & Gamble Co. 1.35% 2011	5,000	5,041
Walgreen Co. 4.875% 2013	4,000	4,443
Sysco Corp. 4.20% 2013	2,000	2,154
Sysco Corp. 4.60% 20142	845	938
PepsiCo, Inc. 4.65% 2013	2,000	2,181
		31,523

Industrials — 0.56%
Honeywell International Inc. 3.875% 2014	8,400	9,144
Canadian National Railway Co. 4.95% 2014	5,000	5,582
Raytheon Co. 5.375% 2013	2,000	2,221
Raytheon Co. 6.75% 2018	1,225	1,541
John Deere Capital Corp., Series D, 4.90% 2013	3,000	3,315
Caterpillar Financial Services Corp., Series F, 4.85% 2012	750	813
Caterpillar Financial Services Corp., Series F, 4.25% 2013	1,000	1,074
		23,690

Information technology — 0.51%
Hewlett-Packard Co. 2.25% 2011	7,000	7,101
Hewlett-Packard Co. 2.95% 2012	10,000	10,396
International Business Machines Corp. 1.068% 20111	3,000	3,019
Cisco Systems, Inc. 5.25% 2011	1,000	1,022
		21,538

Utilities — 0.49%
Duke Energy Ohio, Inc. 2.10% 2013	12,050	12,335
Alabama Power Co., Series 2007-D, 4.85% 2012	3,750	4,065
Southern Co., Series 2007-A, 5.30% 2012	1,000	1,057
Georgia Power Co., Series 2008-D, 6.00% 2013	2,600	2,966
		20,423

Consumer discretionary — 0.24%
Walt Disney Co. 4.70% 2012	1,500	1,629
Walt Disney Co. 4.50% 2013	5,000	5,570
McDonald's Corp., Series I, 4.30% 2013	2,500	2,711
		9,910

Total corporate bonds & notes		530,730

MORTGAGE-BACKED OBLIGATIONS3 — 11.64%
Fannie Mae, Series 2009-M2, Class A1, 2.387% 2019	5,548	5,703
Fannie Mae 4.00% 2019	34,214	36,344
Fannie Mae 4.00% 2019	16,409	17,431
Fannie Mae 4.00% 2019	12,521	13,301
Fannie Mae 4.50% 2021	13,494	14,414
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	397	414
Fannie Mae 5.00% 2023	3,976	4,239
Fannie Mae 5.00% 2023	2,717	2,896
Fannie Mae 6.00% 2023	6,829	7,390
Fannie Mae 4.00% 2024	9,075	9,558
Fannie Mae 4.00% 2024	8,814	9,283
Fannie Mae 6.00% 2024	4,881	5,268
Fannie Mae 6.00% 2024	3,875	4,184
Fannie Mae 3.00% 2025	10,000	10,077
Fannie Mae 3.50% 2025	10,000	10,370
Fannie Mae 4.00% 2025	25,000	26,299
Fannie Mae 4.00% 2025	19,825	20,861
Fannie Mae 4.00% 2025	19,705	20,735
Fannie Mae 4.00% 2025	7,960	8,377
Fannie Mae 4.00% 2025	6,967	7,331
Fannie Mae 4.50% 2025	24,154	25,594
Fannie Mae, Series 2007-114, Class A7, 0.464% 20371	7,500	7,407
Fannie Mae 5.371% 20381	1,627	1,733
Fannie Mae 3.58% 20391	4,391	4,602
Fannie Mae 3.597% 20391	7,204	7,567
Fannie Mae 3.613% 20391	8,224	8,634
Fannie Mae 3.617% 20391	8,145	8,544
Fannie Mae 3.82% 20391	4,371	4,616
Fannie Mae 3.922% 20391	5,065	5,315
Fannie Mae 3.95% 20391	3,724	3,937
Freddie Mac, Series K003, Class A1, 2.225% 2013	2,149	2,193
Freddie Mac 5.646% 20371	926	970
Freddie Mac 5.718% 20371	1,150	1,228
Freddie Mac 5.738% 20371	1,422	1,502
Freddie Mac 5.781% 20371	1,759	1,873
Freddie Mac 5.174% 20381	2,976	3,179
Freddie Mac 5.267% 20381	1,670	1,768
Freddie Mac 5.442% 20381	3,583	3,823
Freddie Mac 5.506% 20381	149	157
Freddie Mac 3.893% 20391	2,619	2,736
Freddie Mac 3.91% 20391	5,294	5,535
Freddie Mac 3.523% 20401	22,613	23,598
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C3, Class A-1, 4.20% 2035	1,033	1,052
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-3, 4.184% 2037	469	469
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	178	181
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-4, 4.529% 2037	1,797	1,838
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-3, 5.197% 2037	1,250	1,289
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.494% 20371	1,731	1,786
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C1, Class A-2, 4.302% 2038	846	862
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A-2, 4.555% 2041	346	349
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A-3, 4.697% 2042	2,500	2,573
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	1,479	1,521
CS First Boston Mortgage Securities Corp., Series 2001-CK3, Class A-4, 6.53% 2034	1,917	1,952
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	1,750	1,816
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	479	480
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	2,000	2,111
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-2, 3.88% 2039	11	11
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-2FX, 5.207% 20401	545	546
HBOS Treasury Services PLC 5.00% 20112	8,000	8,298
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2FL, 0.665% 20181,2	3,967	3,965
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class C, 6.878% 20182	4,000	4,120
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A-2, 4.945% 2041	1,670	1,713
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-1, 5.294% 2041	726	743
Bear Stearns Commercial Mortgage Securities Trust., Series 2006-PW13, Class A-AB, 5.53% 2041	5,000	5,470
Royal Bank of Canada 3.125% 20152	7,000	7,349
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	143	143
GE Commercial Mortgage Corp., Series 2005-C2, Class A-4, 4.978% 20431	5,000	5,373
GE Commercial Mortgage Corp., Series 2005-C3, Class A-4, 5.046% 20451	590	590
GE Commercial Mortgage Corp., Series 2005-C1, Class A-2, 4.353% 2048	979	991
Bank of Nova Scotia 1.45% 20132	7,000	7,071
Compagnie de Financement Foncier 1.625% 20122	7,000	7,029
Bank of America 5.50% 20122	5,000	5,290
Bank of Montreal 2.85% 20152	5,000	5,251
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A-3, 4.647% 2030	1,000	1,022
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A-2, 5.868% 20321	4,000	4,082
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A-3, 4.44% 2034	487	498
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-6A, 5.11% 20421	1,000	1,044
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-7, 5.118% 20421	2,753	3,012
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.376% 20421	1,550	1,616
Morgan Stanley Capital I Trust, Series 2005-IQ11, Class A-2, 5.693% 20421	2,690	2,743
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 20352	4,000	4,237
DEPFA ACS Bank 4.75% 2010	3,980	4,000
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	473	473
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-3, 6.499% 2036	3,325	3,454
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 20581,2	3,293	3,384
Banc of America Commercial Mortgage Inc., Series 2001-PB1, Class A-2, 5.787% 2035	600	616
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	1,294	1,314
Banc of America Commercial Mortgage Inc., Series 2005-4, Class A-2, 4.764% 2045	733	751
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.384% 20461	2,513	2,465
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A-2, 3.285% 2035	209	209
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	2,214	2,255
GMAC Commercial Mortgage Securities, Inc., Series 2004-C1, Class A-2, 4.10% 2038	97	98
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A-4, 4.547% 2041	1,750	1,785
Nationwide Building Society, Series 2007-2, 5.50% 20122	1,500	1,597
COBALT CMBS Commerical Mortgage Trust, Series 2006-C1, Class A-2, 5.174% 2048	1,205	1,266
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A-3, 5.403% 2034	776	789
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	126	126
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 20441	242	243
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-1, 5.919% (undated)1	1,023	1,037
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	219	222
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-2, 4.996% 2037	500	528
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	352	354
Morgan Stanley Dean Witter Capital I Trust, Series 2000-LIFE2, Class A-2, 7.20% 2033	207	207
Cendant Mortgage Capital LLC, Series 2003-2P, Class A-1, 5.457% 20191,2	25	26
		488,671

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 5.95%
Australia Government Agency-Guaranteed, National Australia Bank 1.031% 20141,2	15,000	15,026
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20142	16,000	17,069
Province of Ontario 0.502% 20121	15,000	15,022
Province of Ontario, Series 1, 1.875% 2012	15,000	15,349
France Government Agency-Guaranteed, Société Finance 2.25% 20122	20,985	21,485
France Government Agency-Guaranteed, Société Finance 3.375% 20142	5,000	5,351
Europe Government Agency-Guaranteed, Dexia Credit Local 0.778% 20121,2	25,000	25,004
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 20122	18,000	18,476
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20142	3,550	3,826
Sweden Government Agency-Guaranteed, Swedbank AB 2.90% 20132	20,000	20,837
Australia and New Zealand Government Agency-Guaranteed, Australia and
New Zealand Banking Group Ltd. 0.819% 20121,2	20,000	20,086
Denmark Government Agency-Guaranteed, Danish Finance Co. 0.645% 20102	12,580	12,580
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20122	6,250	6,408
Denmark Government Agency-Guaranteed, Danske Bank 0.679% 20121,2	17,500	17,517
United Kingdom Government Agency-Guaranteed, Lloyds TSB Bank PLC 2.80% 20122	15,000	15,396
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 1.038% 20141,2	10,000	10,214
United Kingdom Government Agency-Guaranteed, Royal Bank of Scotland Group PLC 0.559% 20121,2	10,000	9,998
		249,644

ASSET-BACKED OBLIGATIONS3 — 3.06%
Reliant Energy Transition Bond Co. LLC, Series 2001-1, Class A-4, 5.63% 2015	15,499	16,678
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020	868	950
Honda Auto Receivables Owner Trust, Series 2007-1, Class A-4, 5.09% 2013	1,031	1,033
Honda Auto Receivables Owner Trust, Series 2010-2, Class A-3, 1.34% 2014	7,200	7,263
CarMax Auto Owner Trust, Series 2008-2, Class A-3a, 4.99% 2012	3,000	3,068
CarMax Auto Owner Trust, Series 2007-2, Class A-4, 5.27% 2012	5,000	5,147
Citibank Credit Card Issuance Trust, Class 2004-A7, 0.419% 20131	2,000	1,996
Citibank Credit Card Issuance Trust, Class 2001-A7, 0.511% 20131	2,000	1,998
Citibank Credit Card Issuance Trust, Class 2007-A7, 0.616% 20141	3,000	3,008
Chase Issuance Trust, Series 2007-A9, Class A, 0.306% 20141	3,000	2,992
Chase Issuance Trust, Series 2008-13, Class A, 2.037% 20151	3,000	3,113
John Deere Owner Trust, Series 2008, Class A-4, 4.89% 2015	5,750	5,938
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	40	40
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-4, 4.37% 2014	2,275	2,357
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	3,214	3,327
PECO Energy Transition Trust, Series 2001-A, Class A-1, 6.52% 2010	5,499	5,499
World Omni Auto Receivables Trust, Series 2008-A, Class A-4, 4.74% 2013	2,000	2,102
World Omni Auto Receivables Trust, Series 2010-A, Class A-4, 2.21% 2015	3,300	3,388
BA Credit Card Trust, Series 2006-6, Class A, 0.306% 20131	4,000	3,994
BA Credit Card Trust, Series 2006-A16, Class A, 4.72% 2013	900	911
Discover Card Master Trust I, Series 2006-1, Class A2, 0.326% 20131	4,750	4,745
JCP&L Transition Funding II LLC, Transition Bonds, Series 2006-A, Class A-2, 5.41% 2016	4,000	4,491
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-1, 4.26% 20142	4,000	4,197
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A-6, 6.62% 2016	3,500	4,163
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 20142	2,000	2,010
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 0.326% 20151,2	2,000	1,991
MBNA Credit Card Master Note Trust, Series 2004-8, Class A, 0.426% 20141	2,000	1,998
MBNA Credit Card Master Note Trust, Series 2005-10, Class A, 0.336% 20151	2,000	1,985
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	3,500	3,597
FPL Recovery Funding LLC, Series 2007-A, Class A-1, 5.053% 2013	258	260
FPL Recovery Funding LLC, Series 2007-A, Class A-2, 5.044% 2015	3,000	3,220
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-2, 4.98% 2015	2,490	2,635
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20142	2,310	2,428
DaimlerChrysler Auto Trust, Series 2008-B, Class A-3a, 4.71% 2012	2,339	2,374
CPS Auto Receivables Trust, Series 2007-A, Class A-4, MBIA insured, 5.05% 20132	1,224	1,261
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 20142	855	888
CPL Transition Funding LLC, Series 2002-1, Class A-4, 5.96% 2015	1,619	1,757
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	1,500	1,555
Consumers Funding LLC, Series 2001-1, Class A-5, 5.43% 2015	1,336	1,424
CL&P Funding LLC, Series 2001-1, Class A-5, 6.21% 2011	1,127	1,140
Long Beach Acceptance Auto Receivables Trust, Series 2007-A, Class A-4, FSA insured, 5.025% 2014	1,046	1,079
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	1,000	1,049
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-3, 4.13% 2013	903	919
RSB BondCo LLC, Series A, Class A-1, 5.47% 2014	872	915
Capital One Multi-asset Execution Trust, Series 2006-2, Class A, 4.85% 2013	825	838
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	375	377
TXU Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A-2, 4.81% 2014	159	167
Wachovia Auto Loan Owner Trust, Series 2007-1, Class A-3A, 5.29% 2012	158	159
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 20172	78	78
		128,502

MUNICIPALS — 1.43%
State of Illinois, General Obligation Bonds, Taxable Series of January 2010, 1.823% 2011	5,000	4,991
State of Illinois, General Obligation Bonds, Taxable Series of January 2010, 2.766% 2012	5,000	5,016
State of Illinois, General Obligation Bonds, Taxable Series of January 2010, 3.321% 2013	15,000	14,950
State of New York, Urban Development Corp., State Personal Income Tax Revenue Bonds (General Purpose),
Series 2009-D, 2.032% 2012	8,580	8,778
State of Maryland, Howard Hughes Medical Institute, Taxable Bonds, 3.45% 2014	6,300	6,778
State of Mississippi, Taxable General Obligation Bonds, Series 2009-D, 1.535% 2011	2,500	2,508
State of Mississippi, Taxable General Obligation Bonds, Series 2009-D, 3.048% 2014	2,510	2,593
State of California, Irvine Ranch Water District Joint Powers Agency, Taxable Refunding Bonds, Issue 2,
Series 2010, 1.784% 2012 (escrowed to maturity)	4,000	4,062
State of Texas, Board of Regents of the University of Texas System, Revenue Financing System Taxable Bonds
(Build America Bonds-Direct Payment), Series 2010-D, 1.676% 2013	4,000	4,055
State of Georgia, Municipal Electric Authority, Project One Bonds, Taxable Series 2009-A, 5.00% 2012	3,000	3,122
State of Wisconsin, General Fund Annual Appropriation Refunding Bonds,
Series 2008-A, Assured Guaranty Municipal insured, 3.479% 2011	3,000	3,049
		59,902

Total bonds & notes (cost: $3,548,207,000)		3,642,013

Short-term securities — 16.85%

Fannie Mae 0.20%–0.49% due 9/21/2010–4/11/2011	169,100	168,982
Straight-A Funding LLC 0.27%–0.29% due 9/16–11/4/20102	101,300	101,259
GDF SUEZ 0.36%–0.38% due 9/7–10/4/20102	92,000	91,985
NetJets Inc. 0.20%–0.22% due 9/2–9/20/20102	48,300	48,299
Société Générale North America, Inc. 0.26% due 10/22/2010	45,000	44,983
Coca-Cola Co. 0.23% due 12/7/20102	40,000	39,973
Medtronic Inc. 0.22% due 11/2/20102	35,500	35,483
National Australia Funding (Delaware) Inc. 0.24% due 11/22/20102	35,200	35,180
Freddie Mac 0.18%–0.33% due 9/15–10/6/2010	34,500	34,496
Variable Funding Capital Company LLC 0.33% due 2/18/20112	30,000	29,950
Emerson Electric Co. 0.20% due 10/19/20102	17,300	17,294
John Deere Credit Ltd. 0.21% due 9/16/20102	15,000	14,999
Honeywell International Inc. 0.60% due 12/27/20102	15,000	14,985
British Columbia (Province of) 0.34% due 10/28/2010	14,900	14,895
Novartis Finance Corp. 0.25% due 11/15/20102	14,300	14,292

Total short-term securities (cost: $706,997,000)		707,055

Total investment securities (cost: $4,255,204,000)		4,349,068
Other assets less liabilities		(152,026)

Net assets		$4,197,042

1Coupon rate may change periodically.

2Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $836,097,000, which represented 19.92% of the net assets of the fund.

3Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-948-1010O-S25503

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Short-Term Bond Fund of America, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Short-Term Bond Fund of America, Inc. (the "Fund") as of August 31, 2010, and for the year then ended and have issued our unqualified report thereon dated October 13, 2010 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of August 31, 2010 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
October 13, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORT-TERM BOND FUND OF AMERICA, INC.

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: October 29, 2010

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: October 29, 2010